                                                                     EXHIBIT 3.3

                          AMENDED AND RESTATED BYLAWS

                                      OF

                            CORPORATE EXPRESS, INC.

                                   ARTICLE I

                               Offices and Agents
                               ------------------

          1.   Principal Office.  The principal office of the Corporation shall
               ----------------
be located in Broomfield, Colorado, or elsewhere within or without the State of Colorado, as may be subsequently designated by the Board of Directors. The Corporation may have other offices and places of business at such places within or without the State of Colorado as shall be determined by the directors or as the business of the Corporation may require from time to time.

          2.   Registered Office.  The registered office of the Corporation
               -----------------
required by the Colorado Business Corporation Act must be continually maintained in the State of Colorado, and it may be, but need not be, identical with the principal office, if located in the State of Colorado. The address of the registered office of the Corporation may be changed from time to time as provided by the Colorado Business Corporation Act.

          3.   Registered Agent.  The Corporation shall maintain a registered
               ----------------
agent in the State of Colorado as required by the Colorado Business Corporation Act. Such registered agent may be changed from time to time as provided by the Colorado Business Corporation Act.

                                  ARTICLE II

                             Shareholders Meetings
                             ---------------------

          1.   Annual Meeting.  The annual meeting of the shareholders shall be
               --------------
held for the purpose of electing directors and transacting such other corporate business as may come before the meeting. The date, time and place of the annual meeting shall be determined by resolution of the Board of Directors. If the election of directors is not held as provided herein at any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as it may conveniently be held.

          Notice of an annual meeting need not include a description of the purpose or purposes of the meeting except when the purpose of the meeting is to consider (i) an amendment to the Articles of Incorporation of the Corporation,
(ii) a merger or share exchange in which the Corporation is a party and, with respect to a share exchange, in which the Corporation's shares will be acquired,
(iii) the sale, lease, exchange or other disposition, other than
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in the usual and regular course of business, of all or substantially all of the property of the Corporation or of another entity which the Corporation controls, in each case with or without goodwill, (iv) the dissolution of the Corporation or (v) any other purpose for which a statement of purpose is required by the Colorado Business Corporation Act.

          2.   Special Meetings.  Unless otherwise prescribed by the Colorado
               ----------------
Business Corporation Act, special meetings of the shareholders of the Corporation may be called at any time by the chairman of the Board of Directors, by the chief executive officer, by the president, by resolution of the Board of Directors or by the Board of Directors upon receipt of one or more written demands for a meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of at least ten percent (10%) of all votes entitled to be cast on any issue proposed to be considered at the meeting. Notice of a special meeting shall include a description of the purpose or purposes for which the meeting is called.

          3.   Place of Meeting.  The annual meeting of the shareholders of the
               ----------------
Corporation may be held at any place, either within or without the State of Colorado, as may be designated by the Board of Directors. The person or persons authorized to call and so calling any special meeting of the shareholders pursuant to Section 2 of this Article II may designate any place, within or without the State of Colorado, as the place for the meeting. If no designation is made, the place of meeting shall be the principal office of the Corporation. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place as the place for holding such meeting.

          4.   Notice of Meeting.  Except as otherwise provided in these Bylaws
               -----------------
or by the Colorado Business Corporation Act, notice stating the date, time and place of the meeting shall be given no fewer than ten (10) and no more than sixty (60) days before the date of the meeting, except that if the number of authorized shares is to be increased, at least thirty (30) days' notice shall be given. Notice shall be given personally or by mail, private carrier, telephone (if reasonable under the circumstances), telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication by or at the direction of the chief executive officer, the president, the secretary, or the officer or other person calling the meeting to each shareholder of record entitled to vote at such meeting. If mailed and if in a comprehensible form, such notice shall be deemed to be given and effective when deposited in the United States mail, addressed to the shareholder at his or her address as it appears in the Corporation's current record of shareholders, with postage prepaid. If notice is given other than by mail, and provided that the notice is in comprehensible form, the notice is given and effective on the date received by the shareholder. No notice need be sent to any shareholder if three successive notices mailed to the last known address of such shareholder have been returned as undeliverable until such time as another address for such shareholder is made known to the Corporation by such shareholder. To the extent permitted by law, any previously scheduled meeting of the shareholders may be postponed, and any special meeting of the shareholders may be cancelled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of shareholders.

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          When a meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 120 days, or if a new record date is fixed for the adjourned meeting, a new notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting as of the new record date.

          5.   Waiver of Notice.  Any shareholder, either before, or after any
               ----------------
shareholders' meeting, may waive in writing notice of the meeting, and his waiver shall be deemed the equivalent of giving notice. By attending a meeting, a shareholder waives his right to object to lack of notice or to a defective notice unless the shareholder objects to the holding of such meeting or the transacting of business at such meeting at the beginning of such meeting, and waives his right to object to consideration at such meeting of a particular matter within the purpose or purposes described in the meeting notice, unless such shareholder objects to considering the matter when it is presented.

          6.   Fixing of Record Date.  The Board of Directors of the Corporation
               ---------------------
may provide that the stock transfer books shall be closed for a stated period, but not to exceed, in any case, fifty (50) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders such books shall be closed for at least ten (10) days immediately preceding said meeting. The Board of Directors may fix in advance a date as the record date for the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to received payment of any dividend or in order to make a determination of shareholder for any other proper purpose, such date in any case to be not more then seventy (70) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section such determination shall apply to any adjournment thereof.

          Notwithstanding the foregoing, the record date for determining the shareholders entitled to take action without a meeting or entitled to be given notice of action so taken shall be the date a writing upon which the action is taken is first received by the Corporation. The record date for determining shareholders entitled to demand a special meeting shall be the date of the earliest of the demands pursuant to which the meeting is called.

          7.   Voting List.  The officer or agent having charge of the stock
               -----------
transfer books for share of the Corporation shall make, at least ten (10) days before each meeting of

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shareholders, a complete list of the shareholders entitled to vote at such meeting (or any adjournment thereof) arranged in alphabetical order by voting groups and within each voting group by class or series, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the principal office of the Corporation, whether within or without the State of Colorado. A shareholder, his agent or attorney may inspect and copy the list during regular business hours and during the period it is available for inspection, provided, (i) the shareholder has been a shareholder for at least three (3) months immediately preceding the demand or holds at least five percent (5%) of all outstanding shares of any class of shares as the date of the demand, (ii) the demand is made in good faith and for a purpose reasonably related to the demanding shareholder's interest as a shareholder, (iii) the shareholder describes with reasonable particularity the purpose and records the shareholder desires to inspect, (iv) the records are directly connected with the described purpose and
(v) the shareholder pays a reasonable charge covering the costs of labor and material for such copies, not to exceed the cost of production and reproduction. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder for any purpose germane to the meeting during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

          8.   Proxies.  At all meetings of shareholders, a shareholder may
               -------
vote by proxy by signing an appointment form either personally or by his duly authorized attorney-in-fact. A shareholder may also appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype, or other electronic transmission providing a written statement of the appointment to the proxy, to a proxy solicitor, proxy support service organization or other person duly authorized by the proxy to receive appointments as agent for the proxy, or to the Corporation. The transmitted appointment shall set forth or be transmitted with written evidence from which it can be determined that the shareholder transmitted or authorized the transmission of the appointment. The proxy appointment form shall be filed with the Secretary of the Corporation by or at the time of the meeting. The appointment of a proxy is effective when received by the Corporation and is valid for eleven (11) months unless a different period is expressly provided in the appointment form.

          Any complete copy, including an electronically transmitted facsimile, of an appointment of a proxy may be substituted for or used in lieu of the original appointment for any purpose for which the original appointment could be used.

          Revocation of a proxy does not affect the right of the Corporation to accept the proxy's appointment unless (i) the Corporation had notice that the appointment was coupled with an interest and notice that the interest is extinguished is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment or (ii) other notice of the revocation of the appointment is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment. Other notice of revocation may, in the discretion of the

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Corporation, be deemed to include the appearance at a shareholders meeting of the shareholder who granted the proxy appointment and his voting in person on any matter subject to a vote at such meeting.

          The death or incapacity of the shareholder appointing a proxy does not affect the right of the Corporation to accept the proxy's authority unless notice of the death or incapacity is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercised his authority under the appointment.

          The Corporation shall not be required to recognize an appointment made irrevocable if it has received a writing revoking the appointment signed by the shareholder either personally or by the shareholders attorney-in-fact, notwithstanding that the revocation may be a breach of an obligation of the shareholder to another person not to revoke the appointment.

          A transferee for value of shares subject to any irrevocable appointment may revoke the appointment if the transferee did not know of its existence when he acquired the shares and the irrevocable appointment was not noted on the certificate representing the shares.

          Subject to the provisions of Article II, Section 10 below or any express limitation on the proxy's authority appearing on the appointment form, a corporation is entitled to accept the proxy's vote or other action as that of the shareholder making the appointment.

          9.   Voting Rights.  Except to the extent that the voting rights of
               -------------
the shares of any class or series are otherwise established, limited or denied by the Articles of Incorporation and except as otherwise required by law, each outstanding share, regardless of class, shall be entitled to one vote and each fractional share is entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of shareholders.

          At each election for directors every shareholder of record entitled to vote at such election shall have the right to vote in person or by proxy the number of votes to which such shareholder is entitled for as many persons as there are directors to be elected and for whose election he has a right to vote. Cumulative voting shall not be permitted for any purpose.

          Except as permitted by law, no shares held by another corporation, if the majority of shares entitled to vote for the election of directors of such other corporation are held by this Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares entitled to vote at any given time. Except as provided in the preceding sentence, shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Bylaws of such corporation may prescribe or, in the absence of such provision, as the Board of Directors of such corporation may determine, or in the absence of such determination, by the chief executive officer of such corporation.

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          If shares having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, voting with respect to the shares shall have the following effect: (i) if only one person votes, his act binds all; (ii) if two or more persons vote, but the vote is evenly split on any particular matter, each faction may vote the shares in question proportionately, or any person voting the shares of a beneficiary, if any, may apply to any court of competent jurisdiction in the State of Colorado to appoint an additional person to act with the persons voting the shares. The shares shall then be voted as determined by a majority of such persons and the person appointed by the court. If a tenancy is held in unequal interests, a majority or even split for the purpose of this subsection shall be a majority or even split in interest, except that the effects of voting stated above shall not be applicable if the secretary of the Corporation is given written notice of alternative voting provisions and is furnished with a copy of the instrument or order wherein the alternate voting provisions are stated.

          Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

          Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

          10.  Corporation's Acceptance of Votes.  If the name signed on a vote,
               ---------------------------------
consent, waiver, proxy appointment, or proxy appointment revocation corresponds to the name of a shareholder, the Corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and to give it effect as the act of the shareholder. If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation does not correspond to the name of a shareholder, the Corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and to give it effect as the act of the shareholder if:

          (a) The shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

          (b) The name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the Corporation requests, evidence of fiduciary status acceptable to the Corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

          (c) The name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the Corporation requests, evidence of this status acceptable to the Corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

          (d) The name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the Corporation requests, evidence acceptable to the Corporation of the signatory's authority to sign for the shareholders has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

          (e) Two or more persons are the shareholder as cotenants or fiduciaries and the name signed purports to be the name of at least one of the cotenants or fiduciaries and the person signing appears to be acting on behalf of all the contenants or fiduciaries; or

          (f) The acceptance of the vote, consent, waiver, proxy appointment or proxy appointment revocation is otherwise proper under rules established by the Corporation that are not inconsistent with the provisions of this Section 10.

          The Corporation is entitled to reject a vote, consent, waiver, proxy appointment, or proxy appointment revocation if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for a shareholder.

          The Corporation and its officer or agent who accepts or rejects a vote, consent, waiver, proxy appointment or proxy appointment revocation in good faith and in accordance with the standards of this Section 10 are not liable in damages for the consequences of the acceptance or rejection.

          11.  Quorum and Voting Requirements.  Except as otherwise provided
               ------------------------------
in the Articles of Incorporation, the presence, in person or by proxy, of the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum at meetings of the shareholders. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders unless the vote of a greater number or voting by classes is required by the Colorado Business Corporation Act or the Articles of Incorporation. In the event any shareholders withdraw from a duly organized meeting at which a quorum was initially present, the remaining shares represented shall constitute a quorum for the purpose of continuing to do business, and the affirmative vote of the majority of the remaining shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders unless the vote of a greater number or voting by classes is required by the Colorado Business Corporation Act or the Articles of Incorporation.

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          12.  Adjournments. The Chairman of a meeting or the holders of a
               ------------
majority of the shares entitled to vote, represented in person or by proxy, may adjourn the meeting from time to time, whether or not there is a quorum. No notice of the time and place of adjourned meetings need be given except as required by law. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. Any meeting of the shareholders may adjourn from time to time until its business is completed.

          13.  Action by Shareholders Without Meeting.  Any action required or
               --------------------------------------
permitted to be taken at a shareholders' meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing. Action taken under this Section 13 shall be effective as of the date the last writing necessary to effect the action is received by the Corporation, unless all of the writings necessary to effect the action specify a later date as the effective date of the action, in which case such later date shall be the effective date of the action. If the Corporation received writings describing and consenting to the action signed by all of the shareholders entitled to vote with respect to the action, the effective date of the action may be any date that is specified in all of the writings as the effective date of the action. Any such writings may be received by the Corporation by electronically transmitted facsimile or other form of wire or wireless communication providing the Corporation with a complete copy thereof, including a copy of the signature thereto. Action taken under this Section 13 has the same effect as action taken at a meeting of shareholders and may be described as such in any document.

          Any shareholder who has signed a writing describing and consenting to action taken pursuant to this Section 13 may revoke such consent by a writing signed by the shareholder describing the action and stating that the shareholder's prior consent thereto is revoked, but only if such writing is received by the Corporation before the effectiveness of the action.

          14.  Meetings by Telecommunication. Any or all of the shareholders may
               -----------------------------
participate in an annual or special shareholders' meeting by, or the meeting may be conducted through use of, any means of communication by which all persons participating in the meeting may hear each other during the meeting. A shareholder participating in a meeting by this means is deemed to be present in person at the meeting.

          15.  Notice of Shareholder Business and Nominations. (a)  Notice
               ----------------------------------------------
Required. (1) Nominations of persons for election to the Board of Directors of the Corporation may be made at an annual meeting of shareholders, or at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation's notice of meeting, and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders,
(A) pursuant to the Corporation's notice of meeting, (B) by or at the direction of the Board of Directors or (C) by any shareholder of the Corporation who was a shareholder of record at the time of the giving of notice provided for in this
Section 15(a), who is
entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 15(a).

          (2) For nominations or other business to be properly brought by a shareholder pursuant to clause (C) of paragraph (1) of this Section 15(a) before an annual meeting, or, in the case of nominations, before a special meeting called by the Corporation for the purpose of electing one or more directors to the Board of Directors, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation, in the case of an annual meeting, not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date or in the event of a special meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of any meeting commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth (A) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is or would be required to be disclosed in solicitations of proxies for election of directors in an election contest, or is or would be otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the shareholder proposes to bring before an annual meeting, a brief description of the business desired to be brought before the annual meeting (including the complete text of any resolutions intended to be presented thereat), the reasons for conducting such business at the annual meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner.

          (3) Notwithstanding anything in the second sentence of paragraph (2) of this Section 15(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 100 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this Section 15(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

          (b) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 15 shall be eligible to serve as directors, and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 15. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in this Section 15 and, if any proposed nomination or business is not in compliance with this Section 15, to declare that such defective proposal or nomination shall be disregarded.

          (2) For purposes of this Section 15, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

          (3) Notwithstanding the foregoing provisions of this Section 15, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in or contemplated by this Section 15. Nothing in this Section 15 shall be deemed to affect any rights of (i) shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) the holders of any series of Preferred Stock to elect directors under specified circumstances.

          16.  Other Procedures for Shareholder Meetings. (a) Election of
               -----------------------------------------
directors at all meetings of the shareholders at which directors are to be elected shall be by ballot.

          (b) The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of shareholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of shareholders, the Chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best or his or her ability. The inspectors shall have the duties prescribed by law.

          (c) Meetings of shareholders shall be presided over by the Chairman of the Board, if any, or in the absence or at the designation of the Chairman of the Board, by the

Chief Executive Officer, or in the absence of the Chief Executive Officer, by the President, or in the absence of the President, by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

          (d) The order of business at each meeting of shareholders shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the time of the opening and closing of the voting polls.


                                  ARTICLE III

                              Board of Directors
                              ------------------

          1.   Number, Qualifications and Term of Office.  Except as otherwise
               -----------------------------------------
provided in the Articles of Incorporation or the Colorado Business Corporation Act, the business and affairs of the Corporation shall be managed by a Board of Directors, consisting of five members. Each director shall be a natural person of the age of eighteen years or older, but does not need to be a resident of the State of Colorado or a shareholder of the Corporation. The Board of Directors, by resolution, may increase or decrease the number of directors from time to time. Except as otherwise provided in these Bylaws, each director shall be elected at each annual meeting of shareholders and shall hold such office until the next annual meeting of shareholders and until his successor shall be elected and shall qualify. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

          2.   Performance of Duties. Pursuant to the provisions of the Colorado
               ---------------------
Business Corporation Act, a director shall perform his duties as a director, including his duties as a member of any committee of the Board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

          3.   Vacancies.  Any director may resign at any time by giving written
               ---------
notice to the chairman of the Board of Directors and to the chief executive officer, president or secretary of the Corporation. A resignation of a director is effective when the notice is received by the Corporation unless the notice specifies a later effective date. Unless otherwise specified in the notice, the acceptance of such resignation by the Corporation shall not be necessary to make it effective. Any vacancy on the Board of Directors may be filled by the affirmative vote of a majority of the remaining Board of Directors even if less than a quorum is remaining in office. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled by the affirmative vote of a majority of the directors then in office or by an election at an annual meeting or special meeting of shareholders called for that purpose. A director elected to fill a position resulting from an increase in the number of directors shall hold office until the next annual meeting of shareholders and until his or her successor has been elected and qualified.

          4.   Removal.  At a meeting of shareholders called expressly for that
               -------
purpose, the entire Board of Directors or any individual directors may be removed from office without assignment of cause by the vote of the majority of the shares entitled to vote an election of directors.

          5.   Removal of Directors by Judicial Proceeding.  A director may be
               -------------------------------------------
removed by the District Court of the Colorado county where the principal office is located or if the Corporation has no principal office in the State of Colorado, by the District Court of the Colorado county in which its registered office is located, upon a finding by the District Court that the Director engaged in fraudulent or dishonest conduct or gross abuse of authority or discretion with respect to the Corporation and that removal is in the best interests of the Corporation. The judicial proceeding may be commenced either by the Corporation or by shareholders holding at least ten percent (10%) of the outstanding shares of any class.

          6.   Compensation.  By resolution of the Board of Directors, any
               ------------
director may be paid any one or more of the following: his expenses, if any, of attendance at meetings; a fixed sum for attendance at each meeting; a stated salary as director; or such other compensation as the Corporation and the director may reasonably agree upon. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                  ARTICLE IV

                             Meetings of the Board
                             ---------------------

          1.   Place of Meetings.  The regular or special meetings of the Board
               -----------------
of Directors or of any committee designated by the Board shall be held at the principal office of the Corporation or at any other place within or without the State of Colorado that a majority of the Board of Directors or of any such committee, as the case may be, may designate from time to time by resolution.

          2.   Regular Meetings.  The Board of Directors shall meet each year
               ----------------
immediately before or after and at the same place as the annual meeting of the shareholders for the purpose of electing officers and transacting such other business as may come before the meeting. The Board of Directors or any committee designated by the Board may provide, by resolution, for the holding of additional regular meetings without other notice than such resolution.

          3.   Special Meetings.  Special meetings of the Board of Directors or
               ----------------
of any committee designated by the Board may be called at any time by the chairman of the board, if any, by the chief executive officer, or by three or more members of the Board of Directors or of any such committee, as the case may be, provided that if any such committee consists of less than four members, then a special meeting of such committee may be called by a majority of the members thereof.

          4.   Notice of Meetings.  Notice of the regular meetings of the Board
               ------------------
of Directors or of any committee designated by the Board need not be given. Except as otherwise provided by these Bylaws or the laws of the State of Colorado, written notice of each special meeting of the Board of Directors or of any such committee setting forth the time and the place of the meeting shall be given to each director not less than one (1) day prior to the date and time fixed for the meeting. Notice of any special meeting may be either personally delivered or mailed to each director at his business address, by telephone (if reasonable under the circumstances) or by notice transmitted by telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication. If mailed, such notice shall be deemed to be given and to be effective on the earlier of (i) three (3) days after such notice is deposited in the United States mail properly addressed, with postage prepaid, or (ii) the date shown on the return receipt if mailed by registered or certified mail return receipt requested. If notice be given by telephone (if reasonable under the circumstances), telex, electronically transmitted facsimile or other similar form of wire or wireless communication, such notice shall be deemed to be given and to be effective when sent, and with respect to a telegram, such notice shall be deemed to be given and to be effective when the telegram is delivered to the telegraph company. If a director has designated in writing one or more reasonable addresses or facsimile numbers for delivery of notice to him, notice sent by mail, telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication shall not be deemed to have been given or to be effective unless sent to such addresses or facsimile numbers, as the case may be. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

          5.   Waiver of Notice. A director may, in writing, waive notice of any
               ----------------
special meeting of the Board of Directors or of any committee designated by the Board either before, at, or after the meeting and his waiver shall be deemed the equivalent of giving notice. Such waiver shall be delivered to the Corporation for filing with the corporate records. Attendance or participation of a director at a meeting waives any required notice of that meeting unless at the beginning of the meeting or promptly upon the director's arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting.

          6.   Quorum. At meetings of the Board of Directors or of any committee
               ------
designated by the Board a majority of the number of directors fixed by or pursuant to these Bylaws, or a majority of the members of any such committee, as the case may be, shall be necessary to constitute a quorum for the transaction of business. If the number of directors is not fixed, then a majority of the number in office immediately before the meeting begins, shall constitute a quorum. If a quorum is present, the act of the majority of directors present shall be the act of the Board of Directors or of any such committee, as the case may be, unless the act of a greater number is required by these Bylaws, the Articles of Incorporation or the Colorado Business Corporation Act. The directors present at a duly organized meeting may, to the extent permitted by law, continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

          7.   Presumption of Assent. A director who is present at a meeting of
               ---------------------
the Board of Directors or a committee thereof when action is taken is deemed to have assented to the action taken unless:

          (a) the director objects at the beginning of such meeting or promptly upon his arrival, to the holding of the meeting or the transacting of business at the meeting and does not thereafter vote for or assent to any action taken at the meeting;

          (b) the director contemporaneously requests that his dissent or abstention as to any specific action taken be entered in the minutes of such meeting; or

          (c) the director causes written notice of his dissent or abstention as to any specific action to be received by the chairman of the Board, if any, or the presiding officer of such meeting before its adjournment or to the secretary within 15 minutes after adjournment of such meeting.

          The right of dissent or abstention as to a specific action taken in a meeting of a Board or a committee thereof is not available to a director who votes in favor of the action taken.

          8.   Executive Committee; Other Committees.  The Board of Directors
               -------------------------------------
may, by a resolution adopted by a majority of the full Board of Directors, designate one (1) or more of its members to constitute an executive committee and one or more other committees, each of which shall have and may exercise all of the authority of the Board of Directors or such lesser authority as may be set forth in said resolution; except that no such committee shall have the authority of the Board of Directors to: (i) declare dividends or distributions;
(ii) approve or recommend to shareholders actions or proposals required by the Colorado Business Corporation Act to be approved by shareholders; (iii) fill vacancies on the Board of Directors or any committee thereof; (iv) amend these Bylaws; (v) approve a plan of merger not requiring shareholder approval; (vi) reduce earned or capital surplus; (vii) authorize or approve the reacquisition of shares unless pursuant to a general formula method specified by the Board of Directors; or (viii) authorize or approve the issuance or sale of, or any contract to issue or sell, shares or designate the terms of a series of a class of shares and except that the Board of Directors, having acted regarding general authorization for the issuance or sale of shares or any contract therefor, may pursuant to a general formula or method specified by the Board of Directors by resolution or by adoption of a stock option or other plan, authorize a committee to fix the terms of any contract for the sale of the shares and to fix the terms upon which such shares may be issued or sold, including, without limitation, the price, the dividend rate, provisions for redemption, sinking fund, conversion, or voting or preferential rights, and provisions for other features of a class of shares or a series of a class of shares, with full power in such committee to adopt any final resolution setting forth all terms thereof and to authorize the statement of the terms of a series for filing with the Secretary of State of the State of Colorado under the Colorado Business Corporation Act. If any such delegation of the authority of the Board of Directors is made as provided herein, all references to the Board of Directors contained in these Bylaws, the Articles of Incorporation, the Colorado Business Corporation Act or any other applicable law or regulation relating to the authority so delegated shall be deemed to refer to such committee.

          Neither the designation of any such committee, the delegation of authority to such committee, nor any action by such committee pursuant to its authority shall alone constitute compliance by any member of the Board of Directors, not a member of the committee in question, with his responsibility to act in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

          9.   Informal Action by Directors.  Any action required or permitted
               ----------------------------
be taken at a Board of Directors' meeting or a meeting of any committee thereof may be taken without a meeting if all members thereof consent to such action in writing and such writing is delivered to the secretary of the Corporation for inclusion in the minutes or for filing with the corporate records. Action taken under this Section 9 is effective at the time the last director signs a writing describing the action taken unless the directors establish a different effective date, and unless, before such time, a director has revoked his consent by a writing signed by the director and received by the chief executive officer and secretary. Action taken pursuant to this Section 9 has the same effect as action taken at a meeting of the directors or committee members and may be described as such in any document.

          10.  Telephonic Meetings.  One or more members of the Board of
               -------------------
Directors or any committee designated by the Board may participate in a regular or special meeting by or conduct the meeting through the use of any means of communication by which all directors participating may hear each other during the meeting. A director participating in a meeting by this means is deemed to be present at the meeting.

                                   ARTICLE V

                             Standards of Conduct
                             --------------------

          In discharging his duties, a director or officer is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by (i) one or more officers or employees of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, (ii) legal counsel, a public accountant, or other person as to matters which the director or officer reasonably believes to be within such persons' professional or expert competence, or (iii) in the case of a director, a committee of the Board of Directors of which the director is not a member if the director reasonably believes the committee merits confidence.

          A director or officer is not liable as such to the Corporation or its shareholders for any action he takes or omits to take as a director or officer, as the case may be, if, in connection with such action or omission, he performed the duties of the position in compliance with this Article V.

                                  ARTICLE VI

                              Officers and Agents
                              -------------------

          1.   General.  The officers of the Corporation shall consist of a
               -------
chairman of the Board, a chief executive officer, a president and a secretary and, in the discretion of the Board, a treasurer; in addition, one or more vice presidents, and such other officers, assistant officers, agents and employees that the board of Directors may from time to time deem necessary may be elected by the Board of Directors or be appointed in a manner prescribed by the Board. Two or more offices may be held by the same person. Officers shall hold office until their successors are chosen and have qualified, unless they are sooner removed from office as provided in these Bylaws. All officers of the Corporation shall be natural persons of the age of eighteen years or older. Officers of the Corporation need not be residents of the State of Colorado or directors or shareholders of the Corporation.

          2.   General Duties.  All officers and agents of the Corporation, as
               --------------
between themselves and the Corporation, shall have such authority and shall perform such duties in the management of the Corporation as may be provided in these Bylaws or as may be determined by resolution of the Board of Directors not inconsistent with these Bylaws. In all cases where the duties of any office, agent or employee are not prescribed by the Bylaws or by the Board of Directors, such officer, agent or employee shall follow the orders and instructions of the chief executive officer.

          3.   Vacancies.  When a vacancy occurs in one of the executive offices
               ---------
by reason of death, resignation or otherwise, it shall however be filed by a resolution of the

Board of Directors. The officer so selected shall hold office until his successor is chosen and qualified.

          4.   Salaries.  The salaries of the officers, agents and employees of
               --------
the Corporation may be fixed by the Board of Directors, or by any committee designated by the Board or, in the absence of contrary resolution or action by the Board, by the chief executive officer.

          5.   Resignation.  An officer may resign at any time by giving written
               -----------
notice of resignation to the chief executive officer of the Corporation. A resignation of an officer is effective when the notice is received by the Corporation unless the notice specifies a later effective date. If a resignation is made effective at a later date, the Board of Directors may permit the officer to remain in office until the effective date and may fill the pending vacancy before the effective date if the Board of Directors provides that the successor does not take office until the effective date, or the Board of Directors may remove the officer at any time before the effective date and may fill the resulting vacancy.

          6.   Removal.  Any officer, agent or employee of this Corporation may
               -------
be removed by the Board of Directors or the chief executive officer whenever in its judgment the best interests of the Corporation may be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer, agent or employee shall not, of itself, create contract rights.

          7.   Chairman of the Board.  The chairman of the Board, if any, shall
               ---------------------
preside as chairman at meetings of the shareholders and the Board of Directors. He shall, in addition, have such other duties as the Board may prescribe that he perform. At the request of the chief executive officer, the chairman of the Board may, in the case of the chief executive officer's absence or inability to act, temporarily act in his place. In the case of death of the chief executive officer or in the case of his absence or inability to act without having designated the chairman of the Board to act temporarily in his place, the chairman of the Board shall perform the duties of the chief executive officer, unless the Board of Directors, by resolution, provides otherwise. If the chairman of the Board shall be unable to act in place of the chief executive officer, the president may exercise such powers and perform such duties as provided below.

          8.   Chief Executive Officer.  The chief executive officer shall,
               -----------------------
subject to the direction and supervision of the Board of Directors, be the most senior officer of the Corporation and shall have primary, general and active control of its affairs and business and general supervision of its officers, agents and employees. He shall have authority to expend Corporation funds, to incur debt on behalf of the Corporation, and to acquire and dispose of property, real and personal, tangible and intangible. In the event the position of chairman of the Board shall not be occupied or the chairman shall be absent or otherwise unable to act, the chief executive officer shall preside at meetings of the shareholders and directors and shall discharge the duties of the presiding officer. He shall, unless otherwise directed by the

Board of Directors, attend in person or by substitute appointed by him, or shall execute on behalf of the Corporation written instruments appointing a proxy or proxies to represent the Corporation at all meetings of the shareholders of any other corporation in which the Corporation shall hold any stock. He may, on behalf of the Corporation in person or by substitute or by proxy, execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the chief executive officer, in person or by substitute or by proxy as aforesaid, may vote the stock so held by the Corporation and may execute written consents and other instruments with respect to such stock and may exercise any and all rights and powers incident to the ownership of said stock, subject however to the instructions, if any, of the Board of Directors. The chief executive officer shall have custody of the treasurer's bond, if any.

          9.   President.  The president shall assist the chief executive
               ---------
officer, as directed by the Board of Directors or the chief executive officer, and shall perform such duties as may be assigned to him from time to time by the Board of Directors or the chief executive officer. If the office of chief executive officer is vacant, the president shall have the powers and perform the duties of chief executive officer until such vacancy is filled by the Board of Directors.

          10.  Vice Presidents.  Each vice president shall have such powers and
               ---------------
perform such duties as the Board of Directors may from time to time prescribe or as the chief executive officer may from time to time delegate to him. At the request of the chief executive officer, in the case of the president's absence or inability to act, any vice president may temporarily act in the president's place. In the case of the death of the president, or in the case of his absence or inability to act without having designated a vice president or vice presidents to act temporarily in his place, the Board of Directors, by resolution, may designate a vice president or vice presidents, to perform the duties of the president.

          11.  Secretary. The secretary shall keep or cause to be kept in books,
               ---------
provided for that purpose, the minutes of the meetings of the shareholders, executive committee, if any, and any other committees, and of the Board of Directors; shall see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law; shall be custodian of the records and of the seal of the Corporation and see that the seal is affixed to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized and in accordance with the provisions of these Bylaws; and, in general, shall perform all duties incident to the office of secretary and such other duties as may, from time to time, be assigned to him by the Board of Directors by the president. In the absence of the secretary or his inability to act, the assistant secretaries, if any, shall act with the same powers and shall be subject to the same restrictions as are applicable to the secretary.

          12.  Treasurer.  The treasurer shall have custody of corporate funds
               ---------
and securities. He shall keep full and accurate accounts of receipts and disbursements and shall deposit all corporate monies and other valuable effects in the name and to the credit of the Corporation in the depository or depositories of the Corporation, and shall render an account of his transactions as treasurer and of the financial condition of the Corporation to the chief executive officer, president and/or the Board of Directors upon request. Such power given to the treasurer to deposit and disburse funds shall not, however, preclude any other officer or employee of the Corporation from also depositing and disbursing funds when authorized to do so by the Board of Directors for the faithful performance of the duties of his office. The treasurer shall have such other powers and perform such other duties as may be from time to time prescribed by the Board of Directors or the chief executive officer or such other person appointed from time to time by the chief executive officer. In the absence of the treasurer or his inability to act, the assistant treasurers, if any, shall act with the same authority and shall be subject to the same restrictions as are applicable to the treasurer.

          13.  Delegation of Duties.  Whenever an officer is absent, or
               --------------------
whenever, for any reason, the Board of Directors may deem it desirable, the Board may delegate the powers and duties of an officer to any other officer or officers or to any director or directors.

                                  ARTICLE VII

                            Conflicts of Interests
                            ----------------------

          No contract or other transaction between the Corporation and one or more of its directors, or any other corporation, partnership, association or other organization in which one or more of its directors or officers is a director or officer or is financially interested shall be either void or voidable solely for that reason or solely because such director or officer is present at or participates in the meeting of the Board of Directors or a committee thereof that authorizes, approves, or ratifies such contract or transaction or solely because their votes are counted for such purpose if:

               (A) The material facts of such relationship, interest, contract or transaction are disclosed to or known by the Board of Directors or committee thereof, that in good faith authorizes, approves, or ratifies the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum;

               (B) The material facts of such relationship, interest, contract or transaction are disclosed to or known by the shareholders entitled to vote thereon, and the contract or transaction is specifically authorized, approved or ratified in good faith by vote of the shareholders; or

               (C) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the shareholders.

          Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

                                 ARTICLE VIII

               Indemnification of Officers, Directors and Others
               -------------------------------------------------

          1.   Definitions.  Unless the context of this Article VIII indicates
               -----------
otherwise, initially capitalized terms used herein shall have the meanings given in Section 7-109-101 of the Colorado Business Corporation Act.

          2.   Standards for Indemnification.
               -----------------------------

          A.   General.  Except as provided in Subsection B(4) below, the
               -------
Corporation shall indemnify against Liability, to the fullest extent authorized by the Colorado Business Corporation Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide a broader indemnification rights than permitted prior thereto), incurred in any Proceeding by an individual made a Party to the Proceeding because he is or was a Director or officer of the Corporation or any subsidiary of the Corporation (an "Indemnitee") if: (a) he conducted himself in good faith; (b) he reasonably believed: (i) in the case of conduct in his Official capacity with the Corporation, that his conduct was in the Corporation's best interests; or (ii) that in all other cases, that his conduct was at least not opposed to the Corporation's best interests; and (c) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

          B.   Employee Benefit Plans.  An Indemnitee's conduct with respect to
               ----------------------
an employee benefit plan for a purpose he reasonably believed to be in the interests of participants in or beneficiaries of the plan is conduct that satisfies the requirements of clause (b)(ii) of Subsection 2(A) above. An Indemnitee's conduct with respect to an employee benefit plan for a purpose that he did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of clause (i) of Subsection 2(A) above.

          C.   Termination of a Proceeding. The termination of any proceeding by
               ---------------------------
judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not of itself determinative that the individual did not meet the standard of conduct set forth in Subsection 2(A) above.

          D.   Cases in Which Indemnification is Prohibited.  The Corporation
               --------------------------------------------
may not indemnify an Indemnitee under this Section 2 either (a) in connection with a Proceeding by or in the right of the Corporation in which the Indemnitee was adjudged liable to the Corporation; or (b) in connection with any Proceeding charging improper personal benefit to the

Indemnitee, whether or not involving action in his Official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him.

          E.   Reasonable Expenses Only.  Indemnification permitted under this
               ------------------------
Section B in connection with a Proceeding by or in the right of the Corporation is limited to reasonable expenses incurred in connection with the Proceeding.

          F.   Application of Indemnification Obligations.  The indemnity and
               ------------------------------------------
prepayment obligations of the Corporation and the standards for indemnification set forth in this Article VIII shall apply in all cases, even if the conduct, act or omission in question occurred prior to the date that such indemnity and prepayment obligations were adopted by the Corporation by amendment to these Bylaws.

          3.   Mandatory Indemnification.  Unless limited by these Bylaws, the
               -------------------------
Corporation shall be required to indemnify an Indemnitee who was wholly successful, on the merits or otherwise, in defense of any Proceeding to which he was a Party, against reasonable expenses incurred by him in connection with the Proceeding.

          4.   Court Ordered Indemnification. Unless limited by these Bylaws, an
               -----------------------------
Indemnitee who is or was a Party to a Proceeding may apply for indemnification to the court conducting the Proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

          A.   Mandatory Indemnification.  If it determines the Indemnitee is
               -------------------------
entitled to mandatory indemnification under Section 3 above, the court shall order indemnification, in which case the court shall also order the Corporation to pay the Indemnitee's reasonable expenses incurred to obtain court-ordered indemnification.

          B.   Indemnification Where Regardless of Meeting Standard of Conduct.
               ---------------------------------------------------------------
If it determines that the Indemnitee is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he met the standard of conduct set forth in Subsection 2(A) of this Article VIII or was adjudged liable in the circumstances described in Subsection 2(D) of this Article, the court may order such indemnification as the court deems proper; except that the indemnification with respect to any Proceeding in which liability shall have been adjudged in the circumstances described in said Subsection 2(D) is limited to reasonable expenses incurred.

          5.   Indemnification Procedure.
               -------------------------

          A.   Authorization of Indemnification Required.  The Corporation may
               -----------------------------------------
not indemnify an Indemnitee under Section B of this Article VIII unless authorized in the specific case after a determination has been made that indemnification of the Indemnitee is per-missible in the circumstances because he has met the standard of conduct set forth in Subsection 2(A).

          B.   Determination by the Board of Directors.  The determination
               ---------------------------------------
required to be made by Subsection 5(A) shall be made: (a) by the Corporation's Board of Directors by a majority vote of a quorum, which quorum shall consist of directors not parties to the Proceeding; or (b) if a quorum cannot be obtained, by a majority vote of a committee of the Board designated by the Board, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

          C.   Determination by Body Other Than the Board of Directors.  If the
               -------------------------------------------------------
quorum cannot be obtained or the committee cannot be established under Subsection 5(B), or even if a quorum is obtained or a committee designated if such quorum or committee so directs, the determination required to be made by Subsection 5(A) shall be made: (a) by independent legal counsel selected by a vote of the Corporation's Board of Directors or the committee in the manner specified in clause (a) or (b) of Subsection 5(B) or, if a quorum of the full Board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full Board; or (b) by the shareholders.

          D.   Standard for Authorizing Indemnification.  Authorization of
               ----------------------------------------
indemnification and evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible is made by independent legal counsel, authorization of indemnification and evaluation as to reasonableness of expenses shall be made by the body that selected said counsel.

          6.   Pre-Payment or Reimbursement of Expenses.
               ----------------------------------------

          A.   General.  The Corporation shall pay for or reimburse the
               -------
reasonable expenses incurred by an Indemnitee who is a Party to a Proceeding because he is or was a Director or officer of the Corporation or any subsidiary of the Corporation, in advance of the final disposition of the Proceeding if:
(a) the Indemnitee furnishes the Corporation a written affirmation of his good-faith belief that he has met the standard of conduct described in clause (a) of Subsection 2(A); (b) the Indemnitee furnishes the Corporation a written undertaking, executed personally or on his behalf, to repay the advance if it is determined that he did not meet such standard of conduct; and (c) a determination is made that the facts then known to those making the determination would not preclude indemnification under this Section F.

          B.   Undertaking. The undertaking required by clause (b) of Subsection
               -----------
6(A) shall be an unlimited general obligation of the Indemnitee, but need not be secured and may be accepted without reference to financial ability to make repayment.

          C.   Authorization of Pre-Payments. Determinations and authorizations
               -----------------------------
of payments under this Section 6 shall be made in the manner specified in
Section 5 of this Article VIII.

          7.   Expenses Incurred as a Witness.  The Corporation shall pay or
               ------------------------------
reimburse Expenses incurred by an Indemnitee in connection with his appearance, or preparation for his appearance, as a witness in a Proceeding or at a deposition related to a Proceeding, at a time when he has not been made a named defendant or respondent in the Proceeding. If the Indemnitee is not an officer or Director of the Company at the time his appearance is required at a Proceeding or deposition related to a Proceeding, the Company shall pay the Indemnitee $500.00 for each day (or part thereof) that the Indemnitee is required to attend such Proceeding or deposition.

          8.   Employees and Agents.  Unless limited by these Bylaws:
               --------------------

          A.   Indemnification and Advancement of Expenses.  The Corporation may
               -------------------------------------------
indemnify and advance expenses, pursuant to Sections 2, 3 and 6 of this Article VIII to an employee or agent of the Corporation who is not an Indemnitee, in defense of any Proceeding to which he was a Party by reason of his employment by or relationship with the Corporation, to the same extent as an Indemnitee; and

          B.   Greater Rights of Indemnification Permitted.  The Corporation may
               -------------------------------------------
indemnify and advance expenses to an employee or agent of the Corporation who is not an Indemnitee to a greater extent if consistent with law, these Bylaws, the Articles of Amendment and Restatement of the Corporation, resolution of the shareholders or directors, or in a contract.

          9.   Insurance.  The Corporation may purchase and maintain insurance
               ---------
on behalf of a person who is or was a Director, officer, employee, fiduciary or agent of the Corporation, or any subsidiary of the Corporation, or who, while a Director, officer, employee, fiduciary or agent of the Corporation or any subsidiary of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any other foreign or domestic corporation or of any partnership, joint venture, trust, other enterprise or employee benefit plan against any liability asserted against or incurred by him in any such capacity or arising out of his Status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VIII. Any such insurance may be procured from any insurance company designated by the Board of Directors of the Corporation, whether such insurance company is formed under the laws of Colorado or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has equity or any other interest, through stock ownership or otherwise.

          10.  Report to Shareholders.  Any indemnification of or advance of
               ----------------------
expenses to a Director in accordance with this Article VIII, if arising out of a proceeding by or on be-half of the Corporation, shall be reported in writing to the shareholders with or before the notice of the next shareholders' meeting.

          11.  Governing Law.  This Article VIII shall be governed by and
               -------------
construed in accordance with Section 7-109-101 of the Colorado Business Corporation Act, as amended from time to time.

          12.  Non-Exclusivity of Rights.  The rights to indemnification and to
               -------------------------
the advancement of expenses conferred in this Article VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Articles of Amendment and Restatement, agreement, vote of shareholders or disinterested directors or otherwise. To the extent that the rights to indemnification granted by these Bylaws are inconsistent with those granted by the Corporation's Articles of Amendment and Restatement, the provisions of these Articles of Amendment and Restatement shall govern.

                                  ARTICLE IX

                 Share Certificates and the Transfer of Shares
                 ---------------------------------------------

          1.   Certificates Representing Shares.  The shares may but need not be
               --------------------------------
represented by certificates. Unless the Colorado Business Corporation Act or another law expressly provides otherwise, the fact that the shares are not represented by certificates shall have no effect on the rights and obligations of shareholders of the Corporation. If the shares are represented by certificates, such certificates shall be in a form approved by the Board of Directors, consecutively numbered, and signed in the name of the Corporation by the chairman or vice chairman of the Board of Directors or by the chief executive officer, the president or a vice president and by the treasurer or an assistant treasurer or by the secretary or an assistant secretary, and shall be sealed with the seal of the Corporation or a facsimile thereof. Any or all of the signatures upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation itself or an employee of the Corporation. In case any officer who has signed such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

          2.   Shares Without Certificates.  Unless the Articles of
               ---------------------------
Incorporation provide otherwise, the Board of Directors of the Corporation may authorize the issuance of any of its classes of series, if any, of shares without certificates. Such authorization shall not affect shares already represented by certificates until they are surrendered to the Corporation. Within a reasonable time after the issuance or transfer of shares without certificates, the Corporation shall send to the shareholder a written statement of the information required by the Colorado Business Corporation Act.

          3.   Issuance of Shares.  Except as provided in the Articles of
               ------------------
Incorporation, the Board of Directors may authorize the issuance of shares for consideration consisting of any tangible, intangible property or benefit to the Corporation, including cash, promissory notes, services performed and other securities of the Corporation. The Board of Directors shall determine that the consideration received or to be received for the shares to be issued is adequate. Such determination, in the absence of fraud, is conclusive insofar as the adequacy of such consideration relates to whether the shares are validly issued, fully paid and nonassessable. The promissory note of a subscriber or an affiliate of a subscriber for shares shall not constitute consideration for the shares unless the note is negotiable and is secured by collateral other than the shares, having a fair market value at least equal to the principal amount of the note. For the purposes of this
Section 3, "promissory note" means a negotiable instrument on which there is an obligation to pay independent of collateral and does not include a nonrecourse note. Unless otherwise expressly provided in the Articles of Incorporation, shares having a par value may be issued for less than the par value.

          4.   Lost Certificates.  The Board of Directors may direct a new
               -----------------
certificate to be issued in place of a certificate alleged to have been destroyed or lost if the owner makes an affidavit or affirmation of that fact and produces such evidence of loss or destruction as the Board may require. The Board, in its discretion, may as a condition precedent to the issuance of a new certificate require the owner to give the Corporation a bond in such form and amount and with such surety as it may determine as indemnity against any claim that may be made against the Corporation relating to the certificate allegedly destroyed or lost.

          5.   Transfer of Shares.
               ------------------

          (a) Shares of the Corporation shall only be transferred on the stock transfer books of the Corporation by the holder of record thereof upon the surrender to the Corporation of the share certificates duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer and such documentary stamps as may be required by law. In that event, the surrendered certificates shall be cancelled, new certificates issued to the persons entitled to them, and the transaction recorded on the books of the Corporation.

          6.   Registered Shareholders.  The Corporation shall be entitled to
               -----------------------
treat the registered holder of any shares of the Corporation as the owner thereof for all purposes, and the Corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares on the part of any person other than the registered holder, including without limitation any purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such other person becomes the registered holder of such shares, whether or not the Corporation shall have either actual or constructive notice of the claimed interest of such other person.

          The Board of Directors may adopt by resolution a procedure whereby a shareholder may certify in writing to the Corporation that all or a portion of the shares registered in the name of such shareholder are held for the account of a specified person or persons. Such resolution shall set forth: (i) the classification of shareholder who may certify; (ii) the purpose or purposes for which the certification may be made; (iii) the form of certification and information to be contained therein; (iv) if the certification is with respect to a record date or closing of the stock transfer books within which the certification must be received by the Corporation; and (v) such other provision with respect to the procedure as are deemed necessary or desirable. Upon receipt by the Corporation of a certification complying with the procedure the persons specified in the certification shall be deemed, for the purpose or purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the shareholder making the certification.

          7.   Stock Ledger.  An appropriate stock journal and ledger shall be
               ------------
kept by the secretary or such registrars or transfer agents as the directors by resolution may appoint in which all transfer agents as the directors by resolution may appoint in which all transactions in the shares of stock of the Corporation shall be recorded.

          8.   Notice of Restriction on Transfer.  Notice of any restriction on
               ---------------------------------
the transfer of the stock of the Corporation shall be placed on each certificate of stock issued.

                                   ARTICLE X

                                   Insurance
                                   ---------

          By action of the Board of Directors, notwithstanding any interest of the directors in the action, the Corporation may purchase and maintain insurance, in such scope and amounts as the Board of Directors deems appropriate, on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the Corporation, or who, while a director, officer, employee, fiduciary or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee fiduciary or agent of any other foreign or domestic corporation or of any partnership, joint venture, trust, profit or nonprofit unincorporated association, limited liability company or other enterprise or employee benefit plan, against any liability asserted against, or incurred by, him in that capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the Colorado Business Corporation Act. Any such insurance may be procured from any insurance company designated by the Board of Directors of the Corporation, whether such insurance company is formed under the laws of the State of Colorado or any company in which the Corporation has an equity interest or any other interest, through stock ownership or otherwise.

                                  ARTICLE XI

                             Seal and Fiscal Year
                             --------------------

          1.   Seal.  The Corporation shall have a seal in the form impressed to
               ----
the left of this paragraph of the Bylaws.

          2.   Fiscal Year.  The fiscal year of the Corporation shall be
               -----------
determined by the Board of Directors. Said fiscal year may be changed from time to time by the Board of Directors in its discretion.

                                  ARTICLE XII

                                   Dividends
                                   ---------

          Dividends shall be declared and paid out of the net profits and surplus of the Corporation as often and at such times as the Board of Directors may determine, taking into account reserve, capital and other needs of the Corporation. No unclaimed dividend shall bear interest against the Corporation. Dividends of capital stock may also be declared when, in the judgment of the Board of Directors, it is considered proper and in the interests of the Corporation.

                                 ARTICLE XIII

                                  Amendments
                                  ----------

          Subject to repeal or change by action of the shareholders, the Board of Directors may amend, supplement or repeal these Bylaws or adopt new Bylaws, and all such changes shall affect and be binding upon the holders of all shares heretofore as well as hereafter authorized, subscribed for or offered.

                                  ARTICLE XIV

                                 Miscellaneous
                                 -------------

          1.   Gender.  Whenever required by the context, the singular shall
               ------
include the plural, the plural the singular, and one gender shall include all genders.

          2.   Invalid Provision.  The invalidity or unenforceability of any
               -----------------
particular provision of these Bylaws shall not affect the other provisions herein, and these Bylaws shall be construed in all respects as if such invalid or unenforceable provision was omitted.

          3.   Governing Law.  These Bylaws shall be governed and construed in
               -------------
accordance with the laws of the State of Colorado.

          I, Gary M. Jacobs, as Secretary of Corporate Express, Inc., hereby certify that the foregoing Amended and Restated Bylaws were adopted by the Board of Directors of the Corporation effective as of ______________, 1999.


                                        CORPORATE EXPRESS, INC.

                                        By:/s/ Gary M. Jacobs
                                           ----------------------------------
                                              Gary M. Jacobs, Secretary

                                      -28-